General	12 Months Ended
Dec. 31, 2021
Accounting Policies [Abstract]
GENERAL

NOTE 1 - GENERAL

A.	Rail Vision Ltd. (the “Company”) was incorporated on April 18, 2016 in Israel. The Company is a development-stage technology company that is engaged in the design, development and assembly of railway detection systems designed to solve the challenges in railway operational safety, efficiency, and predictive maintenance. The Company’s railway detection systems include different types of cameras, including optics, visible light spectrum cameras (video) and thermal cameras that transmit data to a ruggedized on-board computer which is designed to be suitable for the rough environment of a train’s locomotive. The Company’s ordinary shares and warrants began trading on the Nasdaq Capital Market (“Nasdaq”) on March 31, 2022, under the symbols “RVSN” and “RVSNW,” respectively (see Note 14D below).

The Company’s activities are subject to significant risks and uncertainties, has incurred significant losses since the date of its inception, and anticipates that it will continue to incur significant losses until it will be able to successfully commercialize its products. Failure to obtain this necessary capital when needed may force the Company to delay, limit or terminate its product development efforts or other operations. In addition, the Company is subject to risks from, among other things, competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, the loss of key personnel and the effect of planned expansion of operations on the future results of the Company.

B.	GOING CONCERN:

To date, the Company has not generated significant revenues from its activities and has incurred substantial operating losses. Management expects the Company to continue to generate substantial operating losses and to continue to fund its operations primarily through the utilization of its current financial resources, sales of its products, and through additional raises of capital.

As detailed in Note 14D below, on April 4, 2022, the Company completed an initial public offering (“IPO”) on Nasdaq. Gross proceeds for the offering were approximately $15.6 million, and approximately $14.2 million after deducting underwriting discounts and commissions and estimated offering expenses. As of May 12, 2022, the Company’s cash and cash equivalents were approximately $14.3 million.

Management expects that its cash and cash equivalents will be sufficient for more than one year from the date that the financial statements are issued.